          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement

[X]  Definitive Proxy Statement

     Definitive Additional Materials

     Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              PC SUPPORT COM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
     $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              PCSUPPORT.COM, INC.

                         3605 Gilmore Way, 3/rd/ Floor
                  Burnaby, British Columbia, Canada, V5G 4X5

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               December 11, 2000


     Notice is hereby given that the Annual Meeting of Stockholders of PCsupport.com, Inc., a Nevada corporation, will be held at the Company's offices on Monday, December 11, 2000, at 2:00 PM for the following purposes:

     (a) To elect directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified;

     (b)  To approve the adoption of our new 2000 Stock Option Plan;

     (c) To ratify the appointment of KPMG LLP as our independent accountants for the fiscal year ending June 20, 2001; and

     (d) To transact such other business as may properly come before the meeting or any adjournment thereof.


     Your attention is directed to the accompanying proxy statement. Only stockholders of record at the close of business on October 17, 2000 will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     Please sign, date and complete the enclosed proxy and return it promptly in the accompanying pre-addressed envelope, whether or not you expect to attend the Annual Meeting, to ensure that your shares will be represented. Your promptness in returning the enclosed proxy will greatly assist us in preparing for the Annual Meeting. If you sign and return the accompanying proxy, you may revoke this proxy at any time before it is voted at the Annual Meeting by following the procedures set forth in the attached proxy statement.



                                 By Order of the Board of Directors


                                       /s/ Michael G. McLean
                                 -----------------------------------------------
                                 Michael G. McLean
                                 Chairman, President and Chief Executive Officer

Burnaby, British Columbia, Canada
October 27, 2000


              PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND
               MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE,
                IN ORDER TO ENSURE THAT YOUR VOTES ARE COUNTED.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

     Persons Making the Solicitation......................................   1
     Revocability of Proxy................................................   1
     Voting Securities....................................................   1

ELECTION OF DIRECTORS.....................................................   2

     Nominees for Election to Board of Directors..........................   2
     Committees and Meetings of the Board of Directors....................   3
     Executive Officers and Significant Employees.........................   4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT............   5

EXECUTIVE COMPENSATION....................................................   6

     Summary Compensation Table...........................................   6
     Compensation of Directors............................................   6
     1999 Stock Option Plan...............................................   6
     Employment Agreements................................................   7

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................   8

     Private Placement of Common Shares...................................   8
     Stock Pooling and Escrow Agreement...................................   8
     Consulting Agreement with Director...................................   8
     Transactions with ICE Holdings.......................................   8

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................   9

PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN..   9

     Description of the 2000 Plan.........................................  10
     Certain Federal Income Tax Consequences..............................  10
     Participation in the 2000 Plan.......................................  11

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS............................  11

STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS..........  12

OTHER MATTERS.............................................................  12

PCSUPPORT.COM, INC. 2000 STOCK OPTION PLAN........................  APPENDIX I

                              PCSUPPORT.COM, INC.
                         3605 Gilmore Way, 3/rd/ Floor

                  Burnaby, British Columbia, Canada, V5G 4X5


                                PROXY STATEMENT

                        Annual Meeting of Stockholders
                               December 11, 2000

                                 INTRODUCTION

Persons Making the Solicitation

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PCsupport.com, Inc., a Nevada corporation (the "Company"), for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 11, 2000, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to our stockholders on or about November 6, 2000. You are requested to sign, date and return the enclosed proxy card in order to ensure that your shares are represented at our Annual Meeting.

     A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" the election of management's nominees for the Board of Directors, the approval of our new 2000 Stock Option Plan and the ratification of the appointment of KPMG LLP as our independent accountants for the fiscal year ending June 30, 2001. With respect to any other item of business that may come before the Annual Meeting, the persons named as proxies will vote in accordance with their discretion.

     We will pay the cost of solicitation of proxies, including the cost of preparation and mailing of the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy. We expect to reimburse brokerage houses, fiduciaries, nominees, and others for their out-of-pocket expenses in forwarding proxy material to beneficial owners of stock held in their names. Our directors, officers, and employees may solicit proxies by telephone or in person without additional compensation.

Revocability of Proxy

     You may revoke your proxy at any time before the proxy is voted at the Annual Meeting by delivering a written notice to the Secretary of the Company, or by attending the Annual Meeting and voting in person. If, however, your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

Voting Securities

     Holders of record of our common stock, $0.001 par value (the "Common Stock"), at the close of business on October 17, 2000 are entitled to notice of and to vote at the meeting or any adjournment thereof. All outstanding voting securities on October 17, 2000 consisted of 10,944,662 shares of Common Stock. Holders of Common Stock are entitled to cast one vote per share on each matter presented for consideration and action by the stockholders. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.

     Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Approval of our new 2000 Stock Option Plan and ratification of the appointment of the independent accountants will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter and, therefore, will have no effect on the outcome of the vote.

     The directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast. Only votes cast for the nominees will be counted, except that each properly executed unrevoked proxy will be voted for management's nominees for the Board of Directors in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for management's nominees will result in the nominees receiving fewer votes.

                             ELECTION OF DIRECTORS

Nominees for Election to Board of Directors

     The size of the Company's Board of Directors currently is fixed at five members. At present, there are four directors who are serving, leaving one vacancy. W. Benjamin Catalano will not be standing for re-election as a director at the Annual Meeting, and the Board of Directors has determined to nominate Michael G. McLean, Steven W. Macbeth and Bruce S. Nelson for re-election at the Annual Meeting, leaving two vacancies on the Board of Directors. The directors shall hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

     We will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. The election of each nominee for director requires a majority of the votes cast. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for each such substitute nominee, if any, as may be recommended by management. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE
                     PERSONS NOMINATED FOR DIRECTOR HEREIN

     The following chart sets forth biographical information concerning the current directors and nominees for election as director.

                                                                                Principal Occupation for the
                                            Current Positions                        Past Five Years and
Name                         Age              with Company                       Certain Other Directorships
----                         ---              ------------                       ---------------------------
Michael G. McLean             39    Chairman of the Board,             From June 1999 to present, President and Chief
(Director Nominee)                  President and Chief Executive      Executive Officer and a director of the
                                    Officer                            Company; from 1997 to June 1999, President and
                                                                       Director of Reconnaissance Technologies, Inc.
                                                                       ("RTI"), a predecessor company to the Company;
                                                                       from March 1997 to June 1997, Product
                                                                       Development Manager of Riptide Technologies, a
                                                                       software development company; from May 1996 to
                                                                       December 1996, General Manager of a business
                                                                       unit at Simba Technologies, a software
                                                                       development and marketing company; and from
                                                                       1993 to 1996, Software Development Manager at
                                                                       Health-VISION Corporation, a software company.

Steven W. Macbeth        31         Chief Technology Officer,          From June 1999 to present, Chief Technology
(Director Nominee)                  Secretary/Treasurer and Director   Officer, Secretary/Treasurer and a director of
                                                                       the Company; from 1997 to June 1999, Chief
                                                                       Executive Officer of RTI; from 1996 to 1997,
                                                                       Cofounder and Director, Product Development of
                                                                       Riptide Technologies; and from 1995 to 1996,
                                                                       Technical Project Manager at MPR Teltech.

Bruce S. Nelson          48         Director                           A director of the Company since June 2000;
(Director Nominee)                                                     from 1999 to present, an independent
                                                                       consultant; from 1998 to 1999, Vice Chairman
                                                                       and a member of the Management Committee of
                                                                       Young & Rubicam Inc., a global marketing and
                                                                       communications company; and from 1994 to 1998,
                                                                       Executive Vice President, Director of
                                                                       Worldwide Accounts and Director of Strategy
                                                                       for Worldwide Accounts at McCann-Erickson
                                                                       Worldwide, a global marketing company.  Mr.
                                                                       Nelson is a director of Official Payments
                                                                       Corporation, and also served as a director of
                                                                       iTurf Inc. and of Euro American Capital
                                                                       Partners.

W. Benjamin Catalano     36         Director                           From June 1999 to present, a director of the
                                                                       Company; from 1999 to present, Vice President
                                                                       of Corporate Affairs and Director of
                                                                       Themescapes, Inc., a technology company; and
                                                                       from 1986 to present, personal business owner
                                                                       and participant in investment brokerage and
                                                                       real estate industries.

Committees and Meetings of the Board of Directors

     During the fiscal year ended June 30, 2000, the Board of Directors held ten meetings. All directors attended at least 75% of the last fiscal year's meetings held while they were serving as directors.

     The Company's Audit Committee of the Board of Directors reviews the independence, professional services, fees, plans and results of the independent auditors' engagement and recommends their retention or discharge to the Board of Directors. During the last completed fiscal year, the Audit Committee held one meeting. Three members of the Audit Committee participated in the one Audit
Committee meeting held during the last completed fiscal year.   The Audit
Committee's members are Steven W. Macbeth, Bruce S. Nelson, and W. Benjamin Catalano.

     During the fiscal year ended June 30, 2000, the Company's Compensation Committee of the Board of Directors held no formal meetings. The Compensation Committee establishes the compensation of executive officers and administers the Company's stock option plans. The Compensation Committee's members are Michael
G. McLean, Bruce S. Nelson and W. Benjamin Catalano.

     The Board of Directors has no committees other than the Audit Committee and the Compensation Committee.

Executive Officers and Significant Employees

     The following chart sets forth information concerning the executive officers of the Company who are not described above under "Nominees for Election to the Board of Directors" and other significant employees of the Company.

                                                   Current Positions                Principal Occupation for the
Name                          Age                    with Company                          Past Five Years
----                          ---                    ------------                          ---------------
David W. Rowat                45                  Vice President and            From June 1999 to present, Vice
                                                Chief Financial Officer         President, Finance and Chief
                                                                                Financial Officer of the Company;
                                                                                from April 1999 to June 1999, Vice
                                                                                President, finance and Business
                                                                                Development; and from 1995 to 1999,
                                                                                founder and President of Strategic
                                                                                Catalysts Inc.

Bruce McDonald                33              Vice President, Operations        From December 1999 to present, Vice
                                                                                President, Operations of the
                                                                                Company; from 1996 to 1999, Director
                                                                                of Customer and Technical Services
                                                                                for Seanix Technology Inc
                                                                                ("Seanix"); and from 1995 to 1996,
                                                                                National Sales Manager for Seanix.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of October 17, 2000 by (i) each person who is known by us to own more than 5% of the outstanding Common Stock; (ii) each of our directors (including the director nominees); (iii) each of our executive officers who are named in the compensation tables included below in this Proxy Statement; and (iv) all of our current executive officers and directors as a group.

            Name and Address/1/                            Amount and Nature of                    Approximate Percent of
                                                           Beneficial Ownership                         Ownership of
                                                                                                       Common Stock/2/
     Advanced Financial Services, Inc./3/                          576,029                                    5.3%
     The Dromond Technologies Group, Inc./4/                       553,440                                    5.1%
     CGTF, LLC/5/                                                  590,000/6/                                 5.3%
     Richard and Laurie Kraniak/7/                                 600,000/8/                                 5.2%
     M&J Investment Trust/9/                                       600,000/10/                                5.2%
     Michael G. McLean                                             660,220/11/                                6.0%
     Steven W. Macbeth                                             686,195/12/                                6.2%
     W. Benjamin Catalano                                           70,454/13/                                0.6%
     Bruce S. Nelson                                                 5,000/14/                                  0%
     ICE Holdings                                                  595,000/15/                                5.3%
     All executive officers and directors as a                   1,749,394                                   15.6%
      group/16/

____________________
/1/ Unless otherwise indicated, the address of each person is c/o the Company at 3605 Gilmore Way, 3/rd/ Floor, Burnaby, British Columbia, Canada V5G 4X5.
/2/ Includes 10,944,662 shares of common stock issued and outstanding plus the number of shares of Common Stock issuable pursuant to warrants and options that are currently exercisable, or exercisable by the beneficial owner listed in this table within 60 days.
/3/ Advanced Financial Services Inc. is located at P.O. Box 3340 Road Town, Tortola, British Virgin Islands.
/4/ The Dromond Technologies Group, Inc. is located at Suite 305, 2692 Clearbrook Road, Abbotsford, British Columbia, Canada V2T 2Y8.
/5/ CGTF, LLC is located at 200 North Westlake Blvd., Suite 205, Westlake Village, California 91362.
/6/ Includes 240,000 shares issuable upon exercise of currently exercisable warrants.
/7/ The address of Mr. and Mrs. Kraniak is 3260 Wellington Court, West Bloomfield, Michigan 48324.
/8/ Consists of shares issuable upon exercise of currently exercisable warrants.
/9/ The address of M&J Investment Trust is 14 Woodbridge Road, Hingham, Massachusetts 02403.
/10/ Consists of shares issuable upon exercise of currently exercisable warrants.
/11/ Includes half of the 553,440 shares of Common Stock owned by Dromond, as to which Messrs. McLean and Macbeth have shared voting and investment power. Also includes 35,000 shares of Common Stock issuable pursuant to options that are currently exercisable, or exercisable within 60 days.
/12/ Includes half of the 553,440 shares owned by Dromond, as to which Messrs.
     McLean and Macbeth have shared voting and investment power. Also includes 54,475 shares issuable pursuant to options that are currently exercisable, or exercisable within 60 days.
/13/ Includes 15,000 shares issuable pursuant to options that are currently exercisable, or exercisable within 60 days.
/14/ Includes 5,000 shares issuable pursuant to options that are currently exercisable, or exercisable within 60 days.
/15/ Includes 250,000 shares issuable upon exercise of currently exercisable warrants.
/16/ Includes 237,000 shares of common stock issuable pursuant to options are currently exercisable, or exercisable within 60 days. Also includes the 553,440 shares owned by Dromond, as to which Messrs. McLean and Macbeth have shared voting and investment power.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the compensation which we paid to Michael G. McLean, our Chief Executive Officer (the "named executive officer"), for the fiscal years ended June 30, 1998, 1999 and 2000. No other officer of the Company received a combined salary and bonus in excess of $100,000 during the last fiscal year. As we completed the merger with RTI on June 23, 1999, the information provided in the table includes information for our predecessor, RTI, for the period December 10, 1997 to June 23, 1999.


                                                        Annual Compensation           Long-Term             All Other
                                                        -------------------          Compensation         Compensation
                                                                                     ------------         ------------
                                                                                      Securities
                                     Fiscal                                           Underlying
Name & Principal Position            Year/(1)/        Salary            Bonus          Options
-------------------------            -------          ------            -----          -------
Michael G. McLean                      2000           $77,324/(2)/      $23,456           50,000               $     -0-
  CEO & President
                                       1999           $45,565/(2)/      $   -0-                0               $151,274/(3)/
                                       1998           $26,176/(2)/      $   -0-                0               $ 29,388/(4)/

(1) For the twelve months ended June 30, 2000 ("fiscal 2000"), the twelve months ended June 30, 1999 ("fiscal 1999") and the period from December 10, 1997 to June 30, 1998 ("fiscal 1998").
(2) Includes fees paid to ST Technologies Inc., a company of which Mr. McLean is the sole owner, amounting to $11,122 for fiscal 2000, $2,926 for fiscal 1999 and $10,788 for fiscal 1998. Also includes Mr. McLean's share of consulting fees paid by the Company to Dromond, of which Mr. McLean owns 50%, amounting to $35,516 for fiscal 2000, $42,639 for fiscal 1999 and $15,388 for fiscal 1998.
(3) Includes the difference between the price paid by Mr. McLean in April, 1999 for shares of common stock of PCsupport.com, Inc. ("PCS"), the company which merged with RTI to form our Company and the then market price of these shares. See "Certain Relationships and Related Transactions." Also includes $26,962 in common stock, representing Mr. McLean's 50% share of 63,440 shares of common stock in RTI issued on January 6, 1999 for services rendered to RTI (as adjusted to reflect the one-for-five exchange ratio in the merger with PCS).
(4) Represents Mr. McLean's share of the difference between the price paid by Dromond in January 1998 for 489,800 shares of common stock of RTI and the then market price.

Compensation of Directors


     We grant non-employee directors options to purchase 30,000 shares of Stock upon their initial election to the Board of Directors. The exercise price of these options is the market value of the Common Stock at the time the option is granted, and the options vest on a monthly basis over three years. Directors who are also officers of the Company receive no additional compensation for their services as directors. Except for the option grants to non-employee directors, none of our directors received any compensation for their services as directors during the last fiscal year. We compensate one of our directors for his services as a consultant. See "Certain Relationships and Related Transactions - Consulting Agreement with Director."

1999 Stock Option Plan

     We adopted a stock option plan in July 1999 (the "1999 Plan"). The 1999 Plan authorizes the grant of stock options to our directors, officers, consultants and employees. Under the terms of the Plan, at no time may the number of shares subject to options result in:

     (a) the number of shares reserved for issuance pursuant to stock options granted to insiders exceeding 15% of our issued and outstanding shares of Common Stock;
     (b) the issuance to insiders, within a one-year period, of a number of shares exceeding 15% of our issued and outstanding shares of Common Stock; or
     (c) the issuance to any one individual, within a one-year period, of a number of shares exceeding 5% of our issued and outstanding shares of Common Stock.

     The following table sets forth the grants of stock options to the named executive officer during our fiscal year ended June 30, 2000:


                           Number of Securities      % of Total Options/SARS
                         Underlying Options/SARs     Granted to Employees in
         Name                    Granted                   Fiscal Year         Exercise or Base Price   Expiration Date
         ----                    -------                   -----------         ----------------------   ---------------
Michael G. McLean                50,000                       3.8%                   $1.00               July 2, 2004

The following table sets forth information concerning the value of unexercised stock options held by the named executive officer as of June 30, 2000:

                                                                  Number of Securities             Value of Unexercised
                                                             Underlying Unexercised Options   In-the-Money Options at Fiscal
                        Shares Acquired on                         at Fiscal Year-End                    Year End
         Name                Exercise        Value Realized    (Exercisable/Unexercisable)      (Exercisable/Unexercisable)
         ----                --------        --------------  -------------------------------  -------------------------------
Michael G. McLean               0                   0                  16,666/33,334                  $16,666/$33,334

Employment Agreements

     We have entered into an employment agreement with Michael G. McLean, our Chief Executive Officer, that commenced in March 2000. Under this agreement, Mr. McLean received an initial monthly salary of (Cdn.) $8,300 which increased to (Cdn.) $12,500 in April 2000. An annual cash bonus equal to up to 75% of the annual salary will be paid, based upon achieving performance standards that are agreed to by Mr. McLean and the Company. Either Mr. McLean or the Company may terminate the agreement at any time. If the Company terminates Mr. McLean's employment agreement without cause, the Company is required to pay him severance equal to a total of nine months salary plus one month for each year or partial year of his employment with the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Private Placement of Common Shares

     The following current and former directors and officers of the Company participated in a private placement of common stock of PCS completed in April 1999 at a price of $0.01 per share as set forth below. This private placement was conducted before the completion of the merger of PCS and RTI (with issuance of the securities in this offering being subject to completion of the merger), at a time when the foregoing directors and officers were not directors and officers of PCS, but were directors and officers of RTI. A total of 3,222,255 shares were sold in the private placement. 1,500,000 of these shares were sold to directors and officers of RTI at a price of $0.01 per share, as detailed in the chart below. An additional 593,000 shares were sold at a price of $0.01 per share, 399,000 shares were sold at a price of $0.50 per share, and the remaining 730,255 shares were sold at a price of $1.00 per share to persons who were not affiliated with PCS or RTI.

                                                     Number of PCS
          Name of Director or Officer              Shares Acquired
          ---------------------------              ---------------

          Michael G. McLean                                362,500
          Steven W. Macbeth                                362,500
          Alan Ackerman/1/                                 275,000
          David W. Rowat                                   200,000
          Gary Yurkovich/2/                                300,000
          Total                                          1,500,000

(1)  Mr. Ackerman resigned as a director on June 23, 1999.
(2) Mr. Yurkovich's employment with us ended on June 28, 1999, and we repurchased 285,000 of these shares for $0.01 per share.


Stock Pooling and Escrow Agreement

     Pursuant to a Stock Pooling and Escrow Agreement, dated July 31, 1999 ("Pooling Agreement"), and amended on March 6, 2000, Messrs. McLean, Macbeth, Rowat, Rowlands and Ackerman and Dromond and Advanced have agreed to pool an aggregate of 2,179,429 shares of Common Stock and options and warrants to purchase 266,666 shares of Common Stock. These securities may not be sold or transferred until they are released from the pool. If Messrs. McLean, Macbeth or Rowat cease to participate on a full-time basis in our business, we have the option to repurchase certain of their shares at a price of $0.01 per share. This right of repurchase lapses as to a certain number of shares each month depending upon the individual, and lapses completely on January 1, 2002.

     The shares, options and warrants will be released from the pool in accordance with the following schedule:

                             March 6, 2000            May 25, 2000            November 25, 2000          May 25,  2001
                             -------------            ------------            -----------------          -------------
     Shares                     100,000                  500,000                   850,000                 729,429
     Options                          0                  133,334                    66,666                  66,666

Consulting Agreement with Director

     We have engaged one of our directors, Bruce Nelson, to perform certain consulting services for us. Under the terms of this Agreement, we have paid Bruce Nelson $50,000 for each of the fiscal years ending June 30, 2000 and 2001.

Transactions with ICE Holdings

     In March 2000, the Company entered into an agreement with ICE Holdings pursuant to which ICE agreed to provide certain investment banking services to the Company. In connection with this agreement, the Company reimbursed ICE Holdings for $40,000 of its legal and certain other out-of-pocket expenses and paid ICE Holdings a commission equal to 7.5% of the proceeds received by the Company from a private placement of 600,000 shares of Common Stock arranged by ICE Holdings at $2.125 per share. (ICE Holdings and its affiliates purchased 345,000 of the shares in the foregoing private placement.) The Company's agreement with ICE Holdings further provides for the issuance of two-year warrants to ICE Holdings to purchase up to 1,000,000 shares of Common Stock upon the achievement of certain specified financing milestones. In May 2000, the Company agreed to accelerate the issuance of a portion of these warrants, which were issued to an affiliate of ICE Holdings as follows:

     (a)  warrants to purchase 125,000 shares at $4.50 per share;
     (b)  warrants to purchase 62,500 shares at $3.38 per share; and
     (c)  warrants to purchase 62,500 shares at $2.25 per share.

     The Company also agreed to pay ICE Holdings a commission equal to 7.5% of the offering proceeds in connection with a subsequent private placement in which $2,025,000 of securities have been sold to date. In addition, pursuant to this private placement, an additional 250,000 warrants will be issued to ICE Holdings at an exercise price to be determined, and the Company will pay ICE $50,000 of corporate finance consulting fees.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than 10% of the Company's Common Stock, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Directors, executive officers and greater-than-10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of these forms, the Company believes that all of the officers, directors and persons who own more than 10% of the Company's Common Stock have fully and timely reported to the Commission all of the information required by Section 16(a) for the fiscal year ended June 30, 2000, except as follows:

     Michael G. McLean was required to file a Form 4 to report his sale of shares in March 2000. Mr. McLean did not file a Form 4 reporting this transaction, which subsequently will be reported by Mr. McLean on a Form 5.

     W. Benjamin Catalano filed a Form 4 to report his sale of shares in March 2000; however the form was filed after it was due. Mr. Catalano was required to file a Form 4 to report a purchase of shares in August 2000. Mr. Catalano did not file the Form 4 for this transaction, which subsequently will be reported by Mr. Catalano on a Form 5.

     Bruce S. Nelson did not file the required Form 3 to report his becoming a director, which will be reported by Mr. Nelson on a Form 5.

     Messrs. McLean, Macbeth, Catalano, Nelson and Rowat will file Form 5's to report grants of stock options made to them, although these Form 5's will be filed after their due dates.

               PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S
                            2000 STOCK OPTION PLAN

     In October 2000, the Company's Board of Directors unanimously adopted and approved the Company's 2000 Stock Option Plan (the "2000 Plan"). The purpose of the 2000 Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants who are primarily residents of the United States and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder return. The full text of the 2000 Plan appears as Appendix I to this Proxy Statement and the description of the 2000 Plan herein is qualified by reference to the text of the 2000 Plan.

Description of the 2000 Plan

     The key terms of the 2000 Plan are outlined below.

     The 2000 Plan provides for the grant of options to officers, directors, other key employees and consultants of the Company to purchase up to an aggregate of 1,500,000 shares of Common Stock. The 2000 Plan is to be administered by the Board of Directors or a committee of the Board, and is currently administered by the Compensation Committee of the Board of Directors, which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2000 Plan. The Company has formed a 162(m) committee consisting of two outside directors which may determine the grants, including the terms and conditions, of options to executive officers. Options granted under the 2000 Plan may be "incentive stock options" as defined in Section 422 of the United States Internal Revenue Code (the "Code"), or nonqualified options, and will be designated as such. Options covering no more than 500,000 shares of Common Stock may be granted to any one employee in any twelve-month period.

     The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company).
The Code currently limits to $100,000 the aggregate value of Common Stock that may become exercisable in any one year pursuant to incentive stock options under the 2000 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 2000 Plan at an exercise price less than the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired upon exercise of such options in any one year. The closing sale price of the Common Stock on October 27, 2000 as reported by the Nasdaq Over-the-Counter Bulletin Board was $1.625.

     In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination would immediately terminate, and any options that are exercisable would terminate 30 days following termination of employment. In the event of a merger of the Company with or into another company or certain other similar transactions, options then outstanding will terminate, although the Company may in its sole discretion permit exercise of those options even if they would not otherwise be exercisable or provide for those options to be assumed by the successor corporation. The Company may also in its sole discretion permit the exercise of options even if they would not otherwise yet be exercisable upon certain changes in the control of the Company.

     Options may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company. Options granted under the 2000 Plan are not transferable (except with the consent of the Company in the case of nonqualified options) and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 2000 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2000 Plan is effective for ten years, unless sooner terminated or suspended.

Certain U.S. Federal Income Tax Consequences

     Incentive stock options under the 2000 Plan are afforded favorable federal income tax treatment under the Code for U.S. residents. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

     All other options granted under the 2000 Plan are nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     Subject to the limits on deductibility of employee remuneration under
Section 162(m) of the Code, the Company will generally be entitled to a tax deduction in the amount that an optionee recognizes as ordinary income with respect to an option. Options granted to executive officers under the 2000 Plan are intended to qualify as performance-based compensation for purposes of
Section 162(m) of the Code, and the Company will generally be entitled to a tax deduction in the amount recognized by such officers upon exercise of the options. No tax authority or court has ruled on the applicability of Section 162(m) to the 2000 Plan and any final determination of the deductibility of amounts realized upon exercise of an option granted under the 2000 Plan could ultimately be made by the Internal Revenue Service or a court having final jurisdiction with respect to the matter. The Company retains the right to grant options under the 2000 Plan in accordance with the terms of the 2000 Plan regardless of any final determination as to the applicability of Section 162(m) of the Code to these grants.

     The Board of Directors may suspend, terminate, modify or amend the 2000 Plan, provided that stockholder approval will be obtained if such approval is required to preserve incentive stock option treatment for federal income tax purposes or the Board of Directors concludes that stockholder approval is advisable. No suspension, termination, modification or amendment of the 2000 Plan may, without the consent of the participant to whom an option has already been granted, affect the rights of such participant under such option, except for modifications made to conform the 2000 Plan or incentive stock options granted under the Plan to the requirements of federal or other tax laws relating to incentive stock options.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

Participation in the 2000 Plan

     One non-employee director and three employees resident in the United States currently are eligible to participate in the 2000 Plan. No options have yet been granted under the 2000 Option Plan, and future grants to eligible persons are not currently determinable.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE
               ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN.

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the firm of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2001, subject to ratification by the stockholders. The Company first engaged KPMG LLP as its principal independent accountants to audit the Company's financial statements in July 1999. Neither the Company nor its predecessor for accounting purposes, RTI, had engaged any accountants prior to the engagement of KPMG LLP. A representative of KPMG LLP is expected to attend the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of KPMG LLP as our independent public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS
                      OUR INDEPENDENT PUBLIC ACCOUNTANTS

       STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS

     Stockholders who intend to submit proposals to our stockholders at the next annual meeting of stockholders must submit such proposals within a reasonable time before the Company begins to print and mail its proxy materials in order for such proposals to be included in the proxy materials. Stockholder proposals should be submitted to David W. Rowat, Chief Financial Officer, at PCsupport.com, Inc., 3605 Gilmore Way, 3rd Floor, Burnaby, British Columbia,
V5G 4X5.

                                 OTHER MATTERS

     If any matters not referred to in this Proxy Statement should properly come before the Annual Meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. Management is not aware of any such matters that may be presented for action at the Annual Meeting. Matters incident to the conduct of the Annual Meeting may be voted upon pursuant to the proxies.

     The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 accompanies this Proxy Statement. Any securityholder of the Company may obtain a copy of any exhibit to the Form 10-KSB upon request to David W. Rowat, Chief Financial Officer, at PCsupport.com, Inc., 3605 Gilmore Way, 3rd Floor, Burnaby, British Columbia, V5G 4X5, accompanied by payment of a fee in an amount equal to the Company's reasonable expenses to furnish that exhibit.

                                By Order of the Board of Directors


                                        /s/ Michael G. McLean
                                ------------------------------------------------
                                Michael G. McLean
                                Chairman, President and Chief Executive Officer

October 27, 2000

                                  APPENDIX I
                                  ----------


                            2000 STOCK OPTION PLAN
                                      OF
                              PCSUPPORT.COM, INC.

1.   PURPOSES OF THE PLAN
     --------------------

     The purposes of the 2000 Stock Option Plan ("Plan") of PCSupport.com, Inc., a Nevada corporation (the "Company"), are to:

               (a) Encourage selected employees, directors, consultants and advisers to improve operations and increase profits of the Company;

               (b) Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its affiliates; and

               (c) Increase the interest of selected employees, directors, consultants and advisers in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "nonqualified options" ("NQOs").

2.   ELIGIBLE PERSONS
     ----------------

     Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant or adviser to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in this Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant. The term "adviser" includes persons employed by, or otherwise affiliated with, an adviser.

3.   STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS
     ----------------------------------------------------

     Subject to the provisions of Section 6.1.1 of this Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 1,500,000 shares of Common Stock. The shares covered by the portion of any grant under this

Plan which expires, terminates or is cancelled unexercised shall become available again for grants under this Plan. Where the exercise price of an Option is paid by means of the optionee's surrender of previously owned shares of Common Stock or the Company's withholding of shares otherwise issuable upon exercise of the Option as permitted herein, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" and no longer available for issuance under this Plan. No eligible person shall be granted Options during any twelve-month period covering more than 500,000 shares.

4.   ADMINISTRATION
     --------------

               (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of this Plan, or of part of this Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 or "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

               (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options;
(ii) to determine the fair market value of the Common Stock subject to Options;
(iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to construe and interpret the terms and provisions of this Plan and of any option agreement and all Options granted under this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to reduce the exercise price of any Option; (x) to accelerate or defer (with the consent of the optionee) the exercise date of any Option; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xii) to make all other determinations deemed necessary or advisable for the administration of this Plan or any option agreement or Option. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

               (c) All questions of interpretation, implementation, and application of this Plan or any option agreement or Option shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.   GRANTING OF OPTIONS; OPTION AGREEMENT
     -------------------------------------

               (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

               (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted. In the event of a conflict between the terms or conditions of an option agreement and the terms and conditions of this Plan, the terms and conditions of this Plan shall govern.

               (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO, provided, however, all Options granted under this Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

               (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.   TERMS AND CONDITIONS OF OPTIONS
     -------------------------------

     Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

     6.1  Terms and Conditions to Which All Options Are Subject. All Options
          -----------------------------------------------------
granted under this Plan shall be subject to the following terms and conditions:

          6.1.1  Changes in Capital Structure. Subject to Section 6.1.2, if the
                 ----------------------------
stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or if the Company effects a spin-off of the Company's subsidiary, appropriate adjustments shall be made by the Administrator, in its sole discretion, in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

          6.1.2  Corporate Transactions. Except as otherwise provided in the
                 ----------------------
stock option agreement, in the event of a Corporate Transaction (as defined below), the Administrator shall notify each optionee at least 30 days prior thereto or as soon as may be practicable. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may (i) permit exercise of any Options prior to their termination, even if such Options would not otherwise have been exercisable, and (ii) provide that all outstanding Options shall be assumed or an equivalent option substituted by an applicable successor corporation or any Affiliate of the successor corporation in the event of a Corporate Transaction. A "Corporate Transaction" means a liquidation or dissolution of the Company, a merger or consolidation of the Company with or into another corporation or entity, a sale of all or substantially all of the assets of the Company, or a purchase or other acquisition of more than 50 percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert.

          6.1.3  Time of Option Exercise. Subject to Section 5 and Section
                 -----------------------
6.3.4, an Option granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

          6.1.4  Option Grant Date. The date of grant of an Option under this
                 -----------------
Plan shall be the effective date of the stock option agreement granting the Option.

          6.1.5  Nontransferability of Option Rights. Except with the express
                 -----------------------------------
written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

          6.1.6  Payment. Except as provided below, payment in full, in cash or
                 -------
by certified check, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

                 (a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

                 (b) Subject to the discretion of the Administrator, after considering any applicable tax, accounting and financial consequences, and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common

Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

                 (c) Subject to the discretion of the Administrator, after considering any applicable tax, accounting and financial consequences, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

                 (d) By means of so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

          6.1.7  Withholding and Employment Taxes. In the case of an employee
                 --------------------------------
exercising an NQO, at the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the optionee shall remit to the Company in cash or by certified check all applicable federal and state withholding and employment taxes.

          6.1.8  Other Provisions.  Each Option granted under this Plan may
                 ----------------
contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

          6.1.9  Determination of Value. For purposes of this Plan, the fair
                 ----------------------
market value of Common Stock or other securities of the Company shall be determined as the closing price of such stock as reported on the securities exchange on which it is traded on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

          6.1.10 Option Term. Subject to Section 6.3.4, no Option shall be
                 -----------
exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

     6.2  Terms and Conditions to Which Only NQOs Are Subject. Options granted
          ---------------------------------------------------
under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

          6.2.1  Exercise Price.
                 --------------

                 (a) The exercise price of an NQO shall be the amount determined by the Administrator as specified in the option agreement.

                 (b) To the extent required by applicable laws, rules and regulations, the exercise price of an NQO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

          6.2.2  Termination of Employment. Except as otherwise provided in the
                 -------------------------
stock option agreement, if for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are NQOs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within 30 days of the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, "employment" includes service as a director, consultant or adviser. For purposes of this
Section 6.2.2, an optionee's employment shall not be deemed to terminate by reason of the optionee's transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

     6.3  Terms and Conditions to Which Only ISOs Are Subject. Options granted
          ---------------------------------------------------
under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

          6.3.1  Exercise Price.
                 --------------

                 (a) The exercise price of an ISO shall be not less than the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

                 (b) The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

          6.3.2  Disqualifying Dispositions. If stock acquired by exercise of an
                 --------------------------
ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

          6.3.3  Grant Date. If an ISO is granted in anticipation of employment
                 ----------
as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

          6.3.4  Term. Notwithstanding Section 6.1.10, no ISO granted to any Ten
                 ----
Percent Stockholder shall be exercisable more than five years after the date of grant.

          6.3.5  Termination of Employment. Except as otherwise provided in the
                 -------------------------
stock option agreement, if for any reason an optionee ceases to be employed by the Company or any of its Affiliates, Options that are ISOs held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within 30 days of the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an optionee's employment shall not be deemed to terminate by reason of the optionee's transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

7.   MANNER OF EXERCISE
     ------------------

                 (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

                 (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, instruct its transfer agent to prepare a certificate or certificates for the requisite number of shares of stock and shall cause delivery of such certificate(s) to the optionee or such other person. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.   EMPLOYMENT OR CONSULTING RELATIONSHIP
     -------------------------------------

     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment, consulting or advising at any time, nor confer upon any optionee any right to continue in the employ of, or consult or advise with, the Company or any of its Affiliates.

9.   CONDITIONS UPON ISSUANCE OF SHARES
     ----------------------------------

     9.1  Securities Act. Shares of Common Stock shall not be issued pursuant
          --------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

     9.2  Non-Compete Agreement. As a further condition to the receipt of
          ---------------------
Common Stock pursuant to the exercise of an Option, an optionee may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which an Option is outstanding to such Optionee and for six months after any exercise of an Option or the receipt of Common Stock pursuant to the exercise of an Option. Failure to comply with this condition shall cause such Option and the exercise or issuance of shares thereunder to be rescinded and the benefit of such exercise or issuance to be repaid to the Company.

10.  NONEXCLUSIVITY OF THIS PLAN
     ---------------------------

     The adoption of this Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under this Plan.

11.  MARKET STANDOFF
     ---------------

     Each optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of this Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

12.  AMENDMENTS TO PLAN
     ------------------

     The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

13.  EFFECTIVE DATE OF PLAN; TERMINATION
     -----------------------------------

     This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within twelve months after adoption by the Board. If any Options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board, such Options shall terminate retroactively as of the date they were granted. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan (but not Options previously granted under this Plan) shall terminate within ten years from the date of its adoption by the Board. Termination shall not affect any outstanding Options.

                              PCSUPPORT.COM, INC.

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 11, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


    The undersigned hereby revokes all prior proxies, appoints Steven Macbeth and David W. Rowat, and each or either of them, as proxy holders with full power to appoint his substitute and hereby authorizes the proxy holders to represent and vote all the shares of PCsupport.com, Inc. (the "Company") held of record by the undersigned on October 17, 2000 at the Annual Meeting of Stockholders to be held on December 11, 2000 at 2:00 P.M. or any and all adjournments thereof upon the following proposals, which are more fully described in the Company's proxy statement for the Annual Meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

       (1) Election of Directors:

            [_] FOR all nominees listed below (except as marked to the contrary below).

            [_]  WITHHOLD AUTHORITY to vote for all nominees listed below.
                        Michael G. McLean
                        Steven W. Macbeth
                        Bruce S. Nelson


          (INSTRUCTION: To withhold authority to vote for any specific nominee, draw a line through such nominee's name.)


       (2) Proposal to approve the adoption of the Company's 2000 Stock Option Plan.


                 FOR  [_]      AGAINST  [_]      ABSTAIN  [_]


       (3) Proposal to ratify the appointment of KPMG LLP as the Company's Independent Public Accountant.


                 FOR  [_]      AGAINST  [_]      ABSTAIN  [_]


In their discretion, the proxy holders are authorized to vote upon such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSALS 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF. IN THE EVENT ANY OF THE NOMINEES IS UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS.


                         Dated: ________________, 2000



                         _______________________________________________________
                                                          Signature



                         _______________________________________________________
                                                 (Signature, if held jointly)


                         Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized partner.

            PLEASE PROMPTLY MARK, SIGN, DATE, AND RETURN THIS PROXY
                         USING THE ENCLOSED ENVELOPE.